Exhibit 3.1



                            ARTICLES OF INCORPORATION

                                       OF

                            AMERICAN MOLD GUARD, INC.

                                       I.

The name of the Corporation is American Mold Guard, Inc.

                                       II.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III.

The name and address in the State of California of the Corporation's initial agent for service of process is Colyn Desatnik, 610 Newport Center Drive, Suite 700, Newport Beach, California, 92660.

                                       IV.

The Corporation is authorized to issue only one class of stock and the total number of shares which the corporation is authorized to issue is One Hundred Thousand (100,000).

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                                       V.

The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the Corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on January 9, 2003

/s/ Colyn B. Desatnik
---------------------
Colyn B. Desatnik

The undersigned hereby declares that he is the person who executed the foregoing Articles of Incorporation and that said instrument is the act and deed of the undersigned.

/s/ Colyn B. Desatnik
---------------------
Colyn B. Desatnik

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                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                            AMERICAN MOLD GUARD, INC.

      The undersigned certifies that:

            1. He is the sole incorporator of American Mold Guard, Inc., a California corporation.

            2. He hereby adopts the following amendment of the Articles of Incorporation of said corporation:

      Article IV. is amended to read as follows:

      "The Corporation is authorized to issue only one class of stock and the total number of shares which the corporation is authorized to issue is Ten Million (10,000,000)."

            3. No directors were named in the original articles of incorporation of the above-named corporation and none have been elected.

            4.    The Corporation has issued no shares.

                  /s/ Colyn B. Desatnik
                  ---------------------
                  Colyn B. Desatnik

      The undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge.

      Executed at Newport Beach this 11th day of April, 2003.

                  /s/ Colyn B. Desatnik
                  ---------------------
                  Colyn B. Desatnik

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                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            AMERICAN MOLD GUARD, INC.

      The undersigned, Tom Blakeley, hereby certifies that:

      FIRST. He is President and Secretary of AMERICAN MOLD GUARD, INC., a California corporation (the "Corporation").

      SECOND. The Articles of Incorporation of the Corporation are amended and restated to read as follows:

                                    ARTICLE I

      The name of the Corporation is AMERICAN MOLD GUARD, INC.

                                   ARTICLE II

      The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                   ARTICLE III

      The name and address in the State of California of the Corporation's initial agent for service of process is:

                                 Colyn Desatnik
                       610 Newport Center Drive, Suite 700
                         Newport Beach, California 92660

                                   ARTICLE IV

      The Corporation is authorized to issue two classes of shares designated "Common Stock", no par value (the "Common Stock") and "Preferred Stock", no par value (the "Preferred Stock").

      The total number of shares of Common Stock authorized to be issued is 50,000,000 and the total number of shares of Preferred Stock authorized to be issued is 10,000,000. The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any or all of the rights,

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preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix, alter or reduce (but not below the number then outstanding) the number of shares comprising any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption or conversion of the shares of any such series, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as permitted by the General Corporation Law of the State of California.

                                    ARTICLE V

      The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                   ARTICLE VI

      The Corporation is authorized to provide indemnification of its agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the Corporation and its shareholders. In furtherance and not in limitation of the powers conferred by statute:

            (i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability under the provision of law;

            (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere; and

            (iii) the Corporation shall have the power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of these Articles of Incorporation, or at law; and in furtherance thereof, the Corporation is authorized to the fullest extent permissible under California law (as now or hereafter in effect) to own all of any portion of the shares of the company issuing any such policy of insurance.

      No such bylaw, agreement or other form of indemnification shall be interpreted as limiting in any manner the rights which such agents would have to indemnification in the absence of such bylaw, agreement or other form of indemnification.

                                   ARTICLE VII

      Any repeal or modification of the foregoing provisions of Articles V and VI by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      THIRD. The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 1,600,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

      I further declare under penalty of perjury under the laws of the State of California that the matters set forth on this certificate are true and correct of my own knowledge.

Date: June 18, 2003                       /s/ Tom Blakeley
                                          --------------------------------------
                                          Tom Blakeley, President and Secretary

                                        3

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                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Tom Blakeley, hereby certifies that:

      1. He is the President and Secretary of American Mold Guard, Inc., a California corporation (the "Corporation").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them; and

                  WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to determine and fix the rights, preferences and restrictions relating to the initial series of said Preferred Stock and the number of shares constituting the designation of said series;

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, said initial series of Preferred Stock as follows:

                  (a) The initial series of Preferred Stock shall be designated "Series A Preferred Stock".

                  (b) The number of shares constituting the Series A Preferred Stock shall be 600,000.

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                  (c)   The rights, preferences, privileges and restrictions
                        relating to the Series A Preferred Stock shall be as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file a Certificate of Determination of Preferred Stock in accordance with California law.

      The authorized number of shares of Preferred Stock of the Corporation is ten million (10,000,000); the number of shares constituting the Series A Preferred Stock is six hundred thousand (600,000), none of which has been issued.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation on the 18th day of June 2003.

                                          /s/ Tom Blakeley
                                          --------------------------------------
                                          Tom Blakeley, President and Secretary

      The undersigned, Tom Blakeley, the President and Secretary of American Mold Guard, Inc. declares under penalty of perjury that the matters set forth in the foregoing Certificate of Determination are true of his own knowledge.

      Executed at Irvine, California on the 18th day of June 2003.

                                          /s/ Tom Blakeley
                                          --------------------------------------
                                          Tom Blakeley, President and Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of six hundred thousand (600,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series A Preferred Stock."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series A Preferred Stock. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series A Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning December 15, 2003 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series A Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

                                    EXHIBIT A

            E. OTHER DIVIDENDS. No dividend or other distribution shall be paid, or declared and set apart for payment, other than dividends of Common Stock on the Common Stock of the Corporation, on the shares of any class or series of capital stock of the Corporation, other than the Corporation's Series A Preferred Stock, until the dividend provided for in Section 1A hereinabove is declared and paid, nor shall any shares of any class or series of such capital stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary of the Corporation and no money shall be paid into or set aside and made available for a sinking fund for the purchase, redemption or acquisition thereof, without the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, given in person or by proxy, either in writing or by vote at a meeting called for that purpose.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series A Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series A Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of a majority of the shares of Series A Preferred Stock at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series A Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Company ranking prior to the shares of the Series A Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Company into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

            (ii) the amendment, alteration or repeal of any of the provisions of the Company's Articles of Incorporation, as amended, or of any certificate amendatory thereof or supplemental thereto, or of the Company's Bylaws, as amended, so as to affect adversely the preferences, rights or privileges of the Series A Preferred Stock.

      3.    LIQUIDATION.

            Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to any person holding Common Stock or of any shares ranking junior to the Series A Preferred Stock in respect of distribution of assets, the persons holding Series A Preferred Stock will be entitled to be paid

                                    EXHIBIT A
an amount in cash equal to $1.25 per share, plus any accrued and unpaid cumulative dividends. Thereafter, holders of Series A Preferred Stock will not be entitled to any further payment. If upon such liquidation, dissolution or winding up, the assets of the Corporation are insufficient to pay the holders of the Series A Preferred Stock the full amount in cash to which they shall be entitled, all legally available funds of the Corporation will be distributed to the persons holding Series A Preferred Stock in proportion to the amounts to which each such person shall be entitled as aforesaid. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment dates stated therein, to each person of record holding Series A Preferred Stock (by air mail if addressed outside the United States). Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

      4.    CONVERSION RIGHTS.

            Each share shall be convertible, at the option of the holder thereof, at any time after the issuance of such share, into one (1) fully paid and nonassessable share of Common Stock.

            If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series A Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series A Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

            No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

            If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to

                                    EXHIBIT A
such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) will be made whereby each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 4 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series A Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series A Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

            The holder of any shares of Series A Preferred Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

                                    EXHIBIT A

            No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series A Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

            The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding.

      5.    REDEMPTIONS.

            A. REDEMPTION PRICE. For each Share which is to be redeemed, the Corporation will be obligated to pay to the holder thereof an amount equal to the Liquidation Value thereof (the "Redemption Price").

            B. OPTIONAL REDEMPTIONS. The Corporation may at any time redeem all or any portion of the Series A Preferred Stock then outstanding, at a price per Share equal to the Redemption Price (the "Optional Redemptions"). Optional Redemptions may be made only for all Shares then outstanding or for 50 Shares or any whole multiple thereof. For any Optional Redemption, the "Number of Shares to be Redeemed" for purposes of Section 5C hereinbelow will be the number of Shares set forth in the Notice of Redemption referred to Section 5C hereinbelow.

                                    EXHIBIT A

            C. NOTICE OF REDEMPTION; PAYMENT OF REDEMPTION PRICE. The Corporation will mail written notice (the "Notice of Redemption") of each Optional Redemption to each Person who is the record holder of Shares (sometimes referred to herein as the "Stockholders") not more than 120 nor less than 90 days prior to the date on which such redemption is to be made. Upon mailing any Notice of Redemption which relates to an Optional Redemption, the Corporation will become obligated (A) to redeem from each Stockholder the number of Shares required to be redeemed from such Stockholder pursuant to Section 5B hereinabove and (B) to send such Stockholder a cashier's or certified check in an amount equal to the Redemption Price of such number of Shares at least 15 days prior to the date specified for redemption in the notice. Upon receipt of such check, the person holding the Shares to be redeemed will become obligated to surrender the certificate(s) representing such number of Shares on or before the date specified for redemption in the notice. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the person holding the Shares thereof in such holder's or such holder's nominee's name, without cost to such holder.

            D. DIVIDENDS AFTER REDEMPTION DATE. No Share is entitled to any dividends accruing after its Redemption Date. On such Redemption Date all rights of the person holding such Share will cease, and such Share will not be deemed to be outstanding.

            E. REDEEMED OR OTHERWISE ACQUIRED SHARES. Any Shares which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

            F. OTHER REDEMPTIONS OR ACQUISITIONS. The Corporation will neither redeem nor otherwise acquire any Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Preferred Stock.

            G. REDEMPTION PURSUANT TO CALIFORNIA GENERAL CORPORATION LAW. The Corporation will neither redeem nor otherwise acquire any Preferred Stock except as expressly authorized under Sections 402, 500, 501, 502 and 503 of the California General Corporation Law.

            H. ACCRUED DIVIDENDS MUST BE PAID PRIOR TO ANY REDEMPTION. The Corporation will not redeem any Series A Preferred Stock, unless all dividends accrued on the outstanding Series A Preferred Stock through the immediately preceding Dividend Reference Date have been paid in full.

                                    EXHIBIT A

      6.    FULLY PAID AND NONASSESSABLE.

            The shares of Series A Preferred Stock, when issued, will be duly and validly issued, fully paid and nonassessable.

      7.    RESTRICTIONS AND LIMITATIONS.

            A. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of all of the outstanding shares of Series A Preferred Stock:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series A Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      8.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the

                                    EXHIBIT A
holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "LIQUIDATION VALUE" of any Share as of any particular date will be equal to the sum of $1.25 plus any unpaid dividends on such Share added to the Liquidation Value of such Share on any Dividend Reference Date and not thereafter paid; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such Shares, unpaid dividends on such Shares will be added to the Liquidation Value of such Share on the payment date in any liquidation, dissolution or winding up, or on the Redemption Date, as the case may be, accrued to the close of business on such payment date or Redemption Date.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "REDEMPTION DATE" as to any Share means the date specified in the notice of any redemption at the Corporation's option; PROVIDED that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on or before such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate.

                                    EXHIBIT A

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to
(i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series A Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series A Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                                     AMENDED
                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Tom Blakeley, hereby certifies that:

      1. He is the President and Secretary of American Mold Guard, Inc., a California corporation (the "Corporation").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them; and

                  WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about June 23, 2003, fixed the rights, preferences and restrictions relating to an initial series of Preferred Stock designated as "Series A Preferred Stock"; and

                  WHEREAS, the Board of Directors now desire to amend and change the rights, preferences and privileges or restrictions of the Series A Preferred Stock;

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends and changes the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, the Series A Preferred Stock as follows:

                  (a) The number of shares constituting the Series A Preferred Stock shall be 480,000.

                  (c) The rights, preferences, privileges and restrictions relating to the Series A Preferred Stock shall be amended and changed as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file an Amended Certificate of Determination of Preferred Stock in accordance with California law.

      The foregoing amendment to the Certificate of Determination of Series A Preferred Stock has been duly approved by the required vote of shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of common stock of the corporation is 1,600,000 and the total number of outstanding shares of Series A Preferred Stock is 260,000. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required and the total number of shares of Series A Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required of common stock was more than 50% and the percentage vote of Series A Preferred Stock was more than 50%.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation on the 25th day of August 2003.

                                           /s/ Tom Blakeley
                                           -------------------------------------
                                           Tom Blakeley, President and Secretary

      The undersigned, Tom Blakeley, the President and Secretary of American Mold Guard, Inc. declares under penalty of perjury that the matters set forth in the foregoing Certificate of Determination are true of his own knowledge.

      Executed at Irvine, California on the 25th day of August 2003.

                                           /s/ Tom Blakeley
                                           -------------------------------------
                                           Tom Blakeley, President and Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of four hundred eighty thousand (480,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series A Preferred Stock."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series A Preferred Stock. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series A Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning December 15, 2003 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series A Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

            E. OTHER DIVIDENDS. No dividend or other distribution shall be paid, or declared and set apart for payment, other than dividends of Common Stock on the Common Stock of the Corporation, on the shares of any class or series of capital stock of the Corporation,

                                    EXHIBIT A
other than the Corporation's Series A Preferred Stock, until the dividend provided for in Section 1A hereinabove is declared and paid, nor shall any shares of any class or series of such capital stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary of the Corporation and no money shall be paid into or set aside and made available for a sinking fund for the purchase, redemption or acquisition thereof, without the written consent of the holders of all of the outstanding shares of Series A Preferred Stock, given in person or by proxy, either in writing or by vote at a meeting called for that purpose.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series A Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series A Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of all the shares of Series A Preferred Stock at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series A Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series A Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

            (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series A Preferred Stock.

      3.    LIQUIDATION.

            (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to any person holding Common Stock or of any shares ranking junior to the Series A Preferred Stock in respect of distribution of assets, the persons holding Series A Preferred Stock will be entitled to be paid an amount in cash equal to $1.25 per share, plus any accrued and unpaid cumulative dividends. If upon such liquidation, dissolution or winding up, the assets of the Corporation are insufficient to pay the holders of the Series A Preferred Stock the full amount in cash to which they shall be entitled, all legally available funds of the Corporation will be distributed to the persons holding Series A Preferred Stock in proportion to the amounts to which each such person shall be entitled as aforesaid. The Corporation will mail written notice of such

                                    EXHIBIT A
liquidation, dissolution or winding up, not less than 60 days prior to the payment dates stated therein, to each person of record holding Series A Preferred Stock (by air mail if addressed outside the United States).

            (b) After payment to the holders of Series A Preferred Stock of the amounts set forth in Section 3 (a) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Series A Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Series A Preferred Stock then held by them.

            (c) For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock and Common Stock to receive at the closing in cash, securities or other property (valued as provided in Section 3(d) below) amounts as specified in Sections 3(a) through 3(b) above.

            (d) Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

      4.    CONVERSION.

            A. Right to Convert. Each share shall be convertible, at the option of the holder thereof, at any time after the issuance of such share, into one (1) fully paid and nonassessable share of Common Stock.

            B. AUTOMATIC CONVERSION. Each share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

                                    EXHIBIT A

            C.    MECHANICS OF CONVERSION.

                  (i) If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series A Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series A Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                  (ii) No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                  (iii) If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) will be made whereby each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 4 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series A Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series A Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such

                                    EXHIBIT A
assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                  (iv) In the event the Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Amount (as defined below), then and in such event the number of shares of Common Stock to be issued on conversion to the holders of Series A Preferred Stock shall be adjusted to reflect such issuance of Additional Shares of Common Stock by multiplying the Threshold Amount by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase for the Threshold Amount per share, and the denominator of which shall be number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Series A Preferred Stock, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the conversion ratio for the Series A Preferred Stock resulting from the issuance of Additional Shares of Common Stock causing such adjustment. The "Threshold Amount" shall initially be $1.25 and shall be adjusted from time to time commensurately with each change in the conversion ratio, as initially specified in Section 4(A), including without limitation, changes contemplated under Section 4(C)(i), so as to preserve fairly and equitably, as far as reasonably possible, the original rights of the holders of the Series A Preferred Stock.

                  (v) The holder of any shares of Series A Preferred Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a

                                    EXHIBIT A
certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (vi) No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series A Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                  (vii) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding.

      5.    FULLY PAID AND NONASSESSABLE.

            The shares of Series A Preferred Stock, when issued, will be duly and validly issued, fully paid and nonassessable.

                                    EXHIBIT A

      6.    RESTRICTIONS AND LIMITATIONS.

            A. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of all of the outstanding shares of Series A Preferred Stock:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series A Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      7.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                  (i)   upon conversion of shares of Series A Preferred Stock;

                  (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                                    EXHIBIT A

                  (iii) as a dividend or distribution on Series A Preferred
Stock.

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Common Stock and Series A Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                  "LIQUIDATION VALUE" of any Share as of any particular date will be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such Share which otherwise would be added to the Liquidation Value of such Share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such Shares, unpaid dividends on such Shares will be added to the Liquidation Value of such Share on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                  "ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series A Preferred Stock was issued.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's

                                    EXHIBIT A
expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate.

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to
(i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series A Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series A Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Bradley Barnes and Tom Blakeley, hereby certify, respectively, that:

      1. They are the President and Secretary respectively, of American Mold Guard, Inc., a California corporation (the "Corporation").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Articles of Incorporation provide that the initial series of Preferred Stock shall consist of 480,000 shares designated "Series A Preferred Stock," which series has been issued, and that the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, except Series A; and

                  WHEREAS, the Board of Directors of the Corporation desires, pursuant to its authority, to fix the terms of a second series of Preferred Stock, the number of shares constituting that series, and the designation of that series.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, the second series of Preferred Stock as follows:

                  (a) The second series of Preferred Stock of this Corporation shall be designated and known as "Series B Preferred Stock."

                  (b) The number of shares constituting the Series B Preferred Stock shall be 500,000.

                  (c) The rights, preferences, privileges and restrictions relating to the Series B Preferred Stock shall be as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file a Certificate of Determination of Series B Preferred Stock in accordance with California law.

      3. The authorized number of shares of Preferred Stock of the Corporation is 10,000,000, and the number of shares of Preferred Stock constituting Series B Preferred Stock, none of which has been issued, is 500,000.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation on the 28th day of February 2004.

                                             /s/ Bradley Barnes
                                             -----------------------------------
                                             Bradley Barnes, President

                                             /s/ Tom Blakeley
                                             -----------------------------------
                                             Tom Blakeley, Secretary

      The undersigned, Bradley Barnes and Tom Blakeley, the President and Secretary, respectively, of American Mold Guard, Inc. declare under penalty of perjury that the matters set forth in the foregoing Certificate of Determination of Series B Preferred Stock are true of their own knowledge.

      Executed at Irvine, California on the 28th day of February 2004.

                                             /s/ Bradley Barnes
                                             -----------------------------------
                                             Bradley Barnes, President

                                             /s/ Tom Blakeley
                                             -----------------------------------
                                             Tom Blakeley, Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of five hundred thousand (500,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series B Preferred Stock."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series B Preferred Stock. Except as otherwise provided herein, dividends on each share of Series B Preferred Stock. (a "Series B Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Series B Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Series B Share will be deemed to be the "Series B Original Issue Date" regardless of the number of times transfer of such Series B Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series B Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning June 15, 2004 (the "Dividend Reference Dates"), all dividends which have accrued on each Series B Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Series B Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series B Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, such payment will be distributed among the holders of a Series B Share so that an equal amount will be paid with respect to each outstanding Series B Share.

            E. RESTRICTIONS ON DIVIDEND PAYMENTS. All shares of Common Stock shall rank junior to the Series B Preferred Stock as to dividends. The Series B Preferred Stock shall rank junior to the Series A Preferred Stock as to dividends.

                                    EXHIBIT A

      So long as any Series B Shares remain outstanding, no dividend shall be paid or declared, or declared and set apart for payment, or other distribution made, on the shares of any class of stock ranking, as to dividend rights, junior to the Series B Preferred Stock, nor shall any shares of any class of stock (or series thereof) of the corporation ranking, as to dividend rights, junior to, or on parity with the Series B Preferred Stock, be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends on the Series B Preferred Stock shall have been declared and paid, or declared and set apart for payment, for all past Series B Dividend Reference Dates ending immediately prior to the date on which such dividend, distribution, purchase, redemption or acquisition is to occur and the then current Series B Dividend Reference Date; provided, however, that the foregoing restriction shall not apply (a) to the declaration and payment, on shares ranking junior to the Series B Preferred Stock as to dividends rights, of dividends payable solely in shares of stock of any class of shares ranking junior to the Series B Preferred Stock as to dividend rights or, (b) to the acquisition of any shares ranking junior to the Series B Preferred Stock as to dividend rights through application of the proceeds of the issue and sale of any class of any shares ranking junior to, or on a parity, with the Series B Preferred Stock as to dividends rights sold at or about the time of such acquisition. No dividends shall be paid or declared, or declared and set apart for payment, or other distribution made on any shares of any class of stock (or series thereof) of the Corporation ranking, as to dividend rights, on a parity with the Series B Preferred Stock for any dividend period unless, at the same time, a like proportion of dividends for the same or similar dividend period, ratably in proportion to the respective annual dividend rate fixed therefore, shall be paid or declared, or declared and set apart for payment, on all shares of Series B Preferred Stock.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series B Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series B Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of all the shares of Series B Preferred Stock at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series B Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series B Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

                                    EXHIBIT A

            (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series B Preferred Stock.

      3. LIQUIDATION. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment in full to the holders of Series A Preferred Stock an amount per share equal to, but no more than, the Series A Liquidation Value (as hereinafter defined), and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights senior to the Series B Preferred Stock upon the liquidation, dissolution or winding up of the Corporation, an amount per share equal to, but no more than, the Series B Liquidation Value (as hereinafter defined). Until payment to the holders of the Series B Preferred Stock of all amounts owing as aforesaid, or until money or other assets sufficient for such payment shall have been set apart from its other funds and assets for payment by the Corporation, for the account of such holders, so as to be and continue to be available for payment to such holders, no payment or distribution upon such liquidation, dissolution or winding up shall be made to holders of shares ranking junior to, or on a parity with, the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up. The Common Stock shall be junior to the Series B Preferred Stock as to rights upon the liquidation, dissolution or liquidation or winding up of the Corporation. The Series A Preferred Stock shall be senior to the Series B Preferred Stock with respect to the right to receive payment or distribution equal to the Series A Liquidation Value upon the liquidation, dissolution or winding up of the Corporation. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment and distribution to shareholders are insufficient to make payment in full, as hereinabove provided, to the holders of the Series B Preferred Stock and the holders of all other shares of all classes or series of stock which rank on a parity with the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up of the Corporation, payment shall be made to such holders ratably in accordance with the liquidation value of shares hold by them, respectively.

      For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock to receive at the closing in cash, securities or other property amounts as specified in this
Section 3.

      Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

                                    EXHIBIT A

      4. REDEMPTION. The Corporation shall have the right at any time to redeem the Series B Shares, or any number of shares thereof, issued and outstanding, at any time by paying to the holders thereof the Series B Liquidation Value per Series B Share. The Board of Directors shall have the full power and discretion to select from the outstanding Series B Preferred Stock particular Series B Shares for redemption. In all instances, the Board of Directors shall have complete authority to determine and take all necessary action to effect the cancellation of the certificates representing such Series B Shares. Upon completion of such actions, the rights of holders of shares of Series B Preferred Stock which have been redeemed shall in all respects cease, provided that such holders shall be entitled to receive the redemption price for such Series B Shares. Notice of redemption shall be mailed by the Secretary of the Corporation to holders of record of the Series B Preferred Stock to be redeemed, at their addresses as they shall appear on the records of the Corporation. The Board of Directors shall have the power to the extent permitted by law to determine the source of funds to be used for redeeming such stock.

      5.    CONVERSION.

            A. Right to Convert. Each Series B Share shall be convertible, at the option of the holder thereof, at any time after the issuance of such Series B Share, into one (1) fully paid and nonassessable share of Common Stock.

            B. AUTOMATIC CONVERSION. Each Series B Share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

            C.    MECHANICS OF CONVERSION.

                  (i) If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series B Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series B Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                                    EXHIBIT A

                  (ii) No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                  (iii) If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) will be made whereby each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series B Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 5 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series B Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series B Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                  (iv) The holder of any shares of Series B Preferred Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a

                                    EXHIBIT A
certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (vi) No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series B Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                  (vii) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

      6.    FULLY PAID AND NONASSESSABLE.

            The Series B Shares, when issued, will be duly and validly issued, fully paid and nonassessable.

                                    EXHIBIT A

      7.    RESTRICTIONS AND LIMITATIONS.

            RESTRICTIONS AND LIMITATIONS. So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of all of the outstanding shares of Series B Preferred Stock:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series B Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      8.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "ADDITIONAL SHARES OF COMMON STOCK" means all shares of
Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                  (i)   upon conversion of shares of Series B Preferred Stock;

                                    EXHIBIT A

                  (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                  (iii) as a dividend or distribution on Series B Preferred
Stock.

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred Stock and Series B Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "SERIES A LIQUIDATION VALUE" of any share of Series A Preferred Stock as of any particular date shall be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such share of Series A Preferred Stock which otherwise would be added to the Series A Liquidation Value of such share.

                  "SERIES B LIQUIDATION VALUE" of any share of Series B Preferred Stock as of any particular date will be equal to the sum of $2.50 plus any accrued, but unpaid dividends on such share of Series B Preferred Stock which would otherwise be added to the Series B Liquidation Value of such share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such shares of Series B Preferred Stock, unpaid dividends on such shares of Series B Preferred Stock will be added to the Series B Liquidation Value of such shares of Series B Preferred Stock on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                  "SERIES B ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series B Preferred Stock was issued.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

                                    EXHIBIT A

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate.

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to
(i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series B Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series B Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Bradley Barnes and Tom Blakeley, hereby certify, respectively, that:

      1. They are the President and Secretary, respectively, of American Mold Guard, Inc., a California corporation (the "Corporation").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Articles of Incorporation provide that the initial series of Preferred Stock shall consist of 480,000 shares designated "Series A Preferred Stock," which series has been issued, and that the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, except Series A: and

                  WHEREAS, the Board of Directors of the Corporation desires, pursuant to its authority, to fix the terms of a second series of Preferred Stock, the number of shares constituting that series, and the designation of that series.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, the second series of Preferred Stock as follows:

                  (a) The second series of Preferred Stock of this Corporation shall be designated and known as "Series B Preferred Stock."

                  (b) The number of shares constituting the Series B Preferred Stock shall be 1,210,000.

                  (c) The rights, preferences, privileges and restrictions relating to the Series B Preferred Stock shall be as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file a Certificate of Determination of Series B Preferred Stock in accordance with California law.

      3. The foregoing amendment to the Certificate of Determination of Series B Preferred Stock has been duly approved by the required vote of shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of common stock of the corporation is 2,971,581 and the total number of outstanding shares of Series B Preferred Stock is 164,000. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required and the total number of shares of Series B Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required of common stock was more than 50% and the percentage vote of Series B Preferred Stock was more than 50%.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation on the 12th day of July 2004.

                                                  /s/ Bradley Barnes
                                                  ------------------------------
                                                  Bradley Barnes, President

                                                  /s/ Tom Blakeley
                                                  ------------------------------
                                                  Tom Blakeley, Secretary

      The undersigned, Bradley Barnes and Tom Blakeley, the President and Secretary, respectively, of American Mold Guard, Inc. declare under penalty of perjury that the matters set forth in the foregoing Amended and Restated Certificate of Determination of Series B Preferred Stock are true of their own knowledge.

      Executed at Irvine, California on the 12th day of July 2004.

                                                  /s/ Bradley Barnes
                                                  ------------------------------
                                                  Bradley Barnes, President

                                                  /s/ Tom Blakeley
                                                  ------------------------------
                                                  Tom Blakeley, Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of one million two hundred ten thousand (1,210,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series B Preferred Stock."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series B Preferred Stock. Except as otherwise provided herein, dividends on each share of Series B Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series B Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning June 15, 2004 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series B Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

            E. RESTRICTIONS ON DIVIDEND PAYMENTS. All shares of Common Stock shall rank junior to the Series B Preferred Stock as to dividends. The Series B Preferred Stock shall rank junior to the Series A Preferred Stock as to dividends.

                                    EXHIBIT A

            So long as any Shares remain outstanding, no dividend shall be paid or declared, or declared and set apart for payment, or other distribution made, on the shares of any class of stock ranking, as to dividend rights, junior to the Series B Preferred Stock, nor shall any shares of any class of stock (or series thereof) of the corporation ranking, as to dividend rights, junior to, or on parity with the Series B Preferred Stock, be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends on the Series B Preferred Stock shall have been declared and paid, or declared and set apart for payment, for all past Series B Dividend Reference Dates ending immediately prior to the date on which such dividend, distribution, purchase, redemption or acquisition is to occur and the then current Series B Dividend Reference Date; provided, however, that the foregoing restriction shall not apply (a) to the declaration and payment, on shares ranking junior to the Series B Preferred Stock as to dividends rights, of dividends payable solely in shares of stock of any class of shares ranking junior to the Series B Preferred Stock as to dividend rights or, (b) to the acquisition of any shares ranking junior to the Series B Preferred Stock as to dividend rights through application of the proceeds of the issue and sale of any class of any shares ranking junior to, or on a parity, with the Series B Preferred Stock as to dividends rights sold at or about the time of such acquisition. No dividends shall be paid or declared, or declared and set apart for payment, or other distribution made on any shares of any class of stock (or series thereof) of the Corporation ranking, as to dividend rights, on a parity with the Series B Preferred Stock for any dividend period unless, at the same time, a like proportion of dividends for the same or similar dividend period, ratably in proportion to the respective annual dividend rate fixed therefore, shall be paid or declared, or declared and set apart for payment, on all shares of Series B Preferred Stock.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series B Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series B Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of all the shares of Series B Preferred Stock at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series B Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series B Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

                                    EXHIBIT A

            (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series B Preferred Stock.

      3. LIQUIDATION. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment in full to the holders of Series A Preferred Stock an amount per share equal to, but no more than, the Series A Liquidation Value (as hereinafter defined), and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights senior to the Series B Preferred Stock upon the liquidation, dissolution or winding up of the Corporation, an amount per share equal to, but no more than, the Series B Liquidation Value (as hereinafter defined). Until payment to the holders of the Series B Preferred Stock of all amounts owing as aforesaid, or until money or other assets sufficient for such payment shall have been set apart from its other funds and assets for payment by the Corporation, for the account of such holders, so as to be and continue to be available for payment to such holders, no payment or distribution upon such liquidation, dissolution or winding up shall be made to holders of shares ranking junior to, or on a parity with, the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up. The Common Stock shall be junior to the Series B Preferred Stock as to rights upon the liquidation, dissolution or liquidation or winding up of the Corporation. The Series A Preferred Stock shall be senior to the Series B Preferred Stock with respect to the right to receive payment or distribution equal to the Series A Liquidation Value upon the liquidation, dissolution or winding up of the Corporation. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment and distribution to shareholders are insufficient to make payment in full, as hereinabove provided, to the holders of the Series B Preferred Stock and the holders of all other shares of all classes or series of stock which rank on a parity with the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up of the Corporation, payment shall be made to such holders ratably in accordance with the liquidation value of shares hold by them, respectively.

      For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock to receive at the closing in cash, securities or other property amounts as specified in this
Section 3.

      Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

                                    EXHIBIT A

      4. REDEMPTION. The Corporation shall have the right at any time to redeem the Shares, or any number of shares thereof, issued and outstanding, at any time by paying to the holders thereof the Series B Liquidation Value per Share. The Board of Directors shall have the full power and discretion to select from the outstanding Series B Preferred Stock particular Shares for redemption. In all instances, the Board of Directors shall have complete authority to determine and take all necessary action to effect the cancellation of the certificates representing such Shares. Upon completion of such actions, the rights of holders of shares of Series B Preferred Stock which have been redeemed shall in all respects cease, provided that such holders shall be entitled to receive the redemption price for such Shares. Notice of redemption shall be mailed by the Secretary of the Corporation to holders of record of the Series B Preferred Stock to be redeemed, at their addresses as they shall appear on the records of the Corporation. The Board of Directors shall have the power to the extent permitted by law to determine the source of funds to be used for redeeming such stock.

      5.    CONVERSION.

            A. RIGHT TO CONVERT. Each Share shall be convertible, at the option of the holder thereof, at any time after the issuance of such Share, into one (1) fully paid and nonassessable share of Common Stock.

            B. AUTOMATIC CONVERSION. Each Share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

            C.    MECHANICS OF CONVERSION.

                  (i) If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series B Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series B Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                                    EXHIBIT A

                  (ii) No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                  (iii) If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) will be made whereby each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series B Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 5 and Section 3 will thereafter be applicable in relation to any shares or stock, securities or assets thereafter deliverable upon the conversion of the Series B Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series B Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                  (iv) The holder of any shares of Series B Preferred Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a

                                    EXHIBIT A
certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (vi) No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series B Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                  (vii) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

      6.    FULLY PAID AND NONASSESSABLE.

            The Shares, when issued, will be duly and validly issued, fully paid and nonassessable.

      7.    RESTRICTIONS AND LIMITATIONS.

            A.    RESTRICTIONS AND LIMITATIONS. So long as any shares of Series
B

                                    EXHIBIT A

Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of all of the outstanding shares of Series B Preferred Stock:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series B Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      8.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                  (i)   upon conversion of shares of Series B Preferred Stock;

                  (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                  (iii) as a dividend or distribution on Series B Preferred
Stock.

                                    EXHIBIT A

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred Stock and Series B Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                  "ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series B Preferred Stock was issued.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "SERIES A LIQUIDATION VALUE" of any share of Series A Preferred Stock as of any particular date shall be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such share of Series A Preferred Stock which otherwise would be added to the Series A Liquidation Value of such share.

                  "SERIES B LIQUIDATION VALUE" of any share of Series B Preferred Stock as of any particular date will be equal to the sum of $2.00 plus any accrued, but unpaid dividends on such share of Series B Preferred Stock which would otherwise be added to the Series B Liquidation Value of such share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such shares of Series B Preferred Stock, unpaid dividends on such shares of Series B Preferred Stock will be added to the Series B Liquidation Value of such shares of Series B Preferred Stock on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

                                    EXHIBIT A

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate.

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to (i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series B Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series B Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                                     AMENDED
                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Bradley Barnes and Thomas Blakeley, hereby certify, respectively, that:

      1. They are the President and Secretary, respectively, of American Mold Guard, Inc., a California corporation (the "Corporation").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

            WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

            WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them; and

            WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about June 23, 2003 and November 20, 2003, fixed the rights, preferences and restrictions relating to an initial series of Preferred Stock designated as "Series A Preferred Stock"; and

            WHEREAS, the Board of Directors now desire to amend and change the rights, preferences and privileges or restrictions of the Series A Preferred Stock.

            NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends and changes the rights, preferences and privileges of the Series A Preferred Stock as set forth on Exhibit A attached hereto and by this reference incorporated herein.

            RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file an Amended Certificate of Determination of Series A Preferred Stock in accordance with California law.

      3. The foregoing amendment to the Certificate of Determination of Series A Preferred Stock has been duly approved by the required vote of shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of common stock of the corporation is 2,631,754. The total number of outstanding shares of Series A Preferred Stock is 480,000. The total number of outstanding shares of Series B Preferred Stock is 465,000. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required. The total number of shares of Series A Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of shares of Series B Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of outstanding shares of common stock, Series A Preferred Stock and Series B Preferred Stock, voting together as one class, equaled or exceeded the vote required. The percentage vote required of common stock was more than 50%. The percentage vote required of Series A Preferred Stock was 100%. The percentage vote required of Series B Preferred Stock was 100%. The percentage vote required of the common stock, Series A Preferred Stock and Series B Preferred Stock voting together as one class was more than 50%.

      IN WITNESS WHEREOF, the undersigned have executed this Amended Certificate of Determination on the 1st day of November 2004.

                                                     /s/ Bradley Barnes
                                                     ---------------------------
                                                     Bradley Barnes, President

                                                     /s/ Tom Blakeley
                                                     ---------------------------
                                                     Tom Blakeley, Secretary

      The undersigned, Bradley Barnes and Tom Blakeley, the President and Secretary, respectively, of American Mold Guard, Inc. declare under penalty of perjury that the matters set forth in the foregoing Amended Certificate of Determination of Series A Preferred Stock are true of their own knowledge.

      Executed at Irvine, California on the 1st day of November 2004.

                                                     /s/ Bradley Barnes
                                                     ---------------------------
                                                     Bradley Barnes, President

                                                     /s/ Tom Blakeley
                                                     ---------------------------
                                                     Tom Blakeley, Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of four hundred eighty thousand (480,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series A Preferred Stock."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series A Preferred Stock. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series A Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning December 15, 2003 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series A Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

            E. OTHER DIVIDENDS. No dividend or other distribution shall be paid, or declared and set apart for payment, other than dividends of Common Stock on the Common Stock of the Corporation, on the shares of any class or series of capital stock of the Corporation,

                                    EXHIBIT A
other than the Corporation's Series A Preferred Stock, until the dividend provided for in Section 1A hereinabove is declared and paid, nor shall any shares of any class or series of such capital stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary of the Corporation and no money shall be paid into or set aside and made available for a sinking fund for the purchase, redemption or acquisition thereof, without the written consent of the holders of all of the outstanding shares of Series A Preferred Stock, given in person or by proxy, either in writing or by vote at a meeting called for that purpose.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series A Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series A Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of a majority of the shares of Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock as voting as one class, at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series A Preferred Stock and other shares ranking on parity with the Series A Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series A Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

            (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series A Preferred Stock.

      3.    LIQUIDATION.

            (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to any person holding Common Stock or of any shares ranking junior to the Series A Preferred Stock in respect of distribution of assets but after any distribution or payment is made to any person holding any shares ranking prior to the Series A Preferred Stock, the persons holding Series A Preferred Stock will be entitled to be paid an amount in cash equal to $1.25 per share, plus any accrued and unpaid cumulative dividends. If upon such liquidation, dissolution or winding up, the assets of the Corporation are insufficient to pay the holders of the Series A Preferred Stock the full amount

                                    EXHIBIT A
in cash to which they shall be entitled, all legally available funds of the Corporation will be distributed to the persons holding Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock, on a pro rata basis, and in proportion to the amounts to which each such person shall be entitled. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment dates stated therein, to each person of record holding Series A Preferred Stock (by air mail if addressed outside the United States).

            (b) After payment to the holders of Series A Preferred Stock of the amounts set forth in Section 3 (a) above, and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights on parity with the Series A Preferred Stock, and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights junior to the Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock, but senior to the Common Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock, the Series A Preferred Stock, and the shares having rights on parity with the Series A Preferred Stock, in proportion to the shares of Common Stock then held by them, the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Series A Preferred Stock then held by them, and the shares of Common Stock which they then have the right to acquire upon conversion of the shares having rights on parity with the Series A Preferred Stock.

            (c) For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock and Common Stock to receive at the closing in cash, securities or other property (valued as provided in Section 3(d) below) amounts as specified in Sections 3(a) through 3(b) above.

            (d) Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

      4.    CONVERSION.

            A. Right to Convert. Each share shall be convertible, at the option of the holder thereof, at any time after the issuance of such share, into one (1) fully paid and nonassessable share of Common Stock.

            B.    AUTOMATIC CONVERSION. Each share shall automatically be

                                    EXHIBIT A
converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

            C.    MECHANICS OF CONVERSION.

                  (i) If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series A Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series A Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                  (ii) No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward,

                  (iii) If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) will be made whereby each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 4 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series A Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of

                                    EXHIBIT A
the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series A Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                  (iv) In the event the Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Amount (as defined below), then and in such event, the number of shares of Common Stock to be issued on conversion to the holders of Series A Preferred Stock shall be adjusted to reflect such issuance of Additional Shares of Common Stock by multiplying the Threshold Amount by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase for the Threshold Amount per share, and the denominator of which shall be number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Series A Preferred Stock, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the conversion ratio for the Series A Preferred Stock resulting from the issuance of Additional Shares of Common Stock causing such adjustment. The "Threshold Amount" shall initially be $1.25 and shall be adjusted from time to time commensurately with each change in the conversion ratio, as initially specified in Section 4(A), including without limitation, changes contemplated under Section 4(C)(i), so as to preserve fairly and equitably, as far as reasonably possible, the original rights of the holders of the Series A Preferred Stock.

                  (v) The holder of any shares of Series A Preferred Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed

                                    EXHIBIT A
for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (vi) No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series A Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                  (vii) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding.

      5.    FULLY PAID AND NONASSESSABLE.

            The shares of Series A Preferred Stock, when issued, will be duly and validly issued, fully paid and nonassessable.

                                    EXHIBIT A

      6.    RESTRICTIONS AND LIMITATIONS.

            A. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding shares of Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series A Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      7.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                  (i)   upon conversion of shares of Series A Preferred Stock;

                                    EXHIBIT A

                  (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                  (iii) as a dividend or distribution on Series A Preferred
Stock.

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Common Stock and Series A Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                  "LIQUIDATION VALUE" of any Share as of any particular date will be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such Share which otherwise would be added to the Liquidation Value of such Share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such Shares, unpaid dividends on such Shares will be added to the Liquidation Value of such Share on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                  "ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series A Preferred Stock was issued.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

                                    EXHIBIT A

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate.

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to (i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series A Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series A Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                                     AMENDED
                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Bradley Barnes and Thomas Blakeley, hereby certify, respectively, that:

      1. They are the President and Secretary, respectively, of American Mold Guard, Inc., a California corporation (the "Corporation").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them; and

                  WHEREAS, the Articles of incorporation provide that the initial series of Preferred Stock shall consist of 480,000 shares designated "Series A Preferred Stock," which series has been issued, and that the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, except Series A; and

                  WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about March 3, 2004 and September 1, 2004, fixed the rights, preferences and restrictions relating to a second series of Preferred Stock designated as "Series B Preferred Stock"; and

                  WHEREAS, the Board of Directors of the Corporation now desire to amend and change the rights, preferences and privileges or restrictions of the Series B Preferred Stock.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends and changes the rights, preferences and privileges of the Series B Preferred Stock as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file an Amended Certificate of Determination of Series B Preferred Stock in accordance with California law.

      3. The foregoing amendment to the Certificate of Determination of Series B Preferred Stock has been duly approved by the required vote of shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of common stock of the corporation is 2,631,754. The total number of outstanding shares of Series A Preferred Stock is 480,000. The total number of outstanding shares of Series B Preferred Stock is 465,000. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required. The total number of shares of Series A Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of shares of Series B Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of outstanding shares of common stock, Series A Preferred Stock and Series B Preferred Stock, voting together as one class, equaled or exceeded the vote required. The percentage vote required of common stock was more than 50%. The percentage vote required of Series A Preferred Stock was 100%. The percentage vote required of Series B Preferred Stock was l00%. The percentage vote required of the common stock, Series A Preferred Stock and Series B Preferred Stock, voting together as one class, was more than 50%.

      IN WITNESS WHEREOF, the undersigned have executed this Amended Certificate of Determination on the 1st day of November 2004.

                                                   /s/ Bradley Barnes
                                                   -----------------------------
                                                   Bradley Barnes, President

                                                   /s/ Tom Blakeley
                                                   -----------------------------
                                                   Tom Blakeley, Secretary

      The undersigned, Bradley Barnes and Thomas Blakeley, the President and Secretary, respectively, of American Mold Guard, Inc. declare under penalty of perjury that the matters set forth in the foregoing Amended Certificate of Determination of Series B Preferred Stock are true of their own knowledge.

      Executed at Irvine, California on the 1st day of November 2004.

                                                   /s/ Bradley Barnes
                                                   -----------------------------
                                                   Bradley Barnes, President

                                                   /s/ Tom Blakeley
                                                   -----------------------------
                                                   Tom Blakeley, Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of one million two hundred ten thousand (1,210,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series B Preferred Stock."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series B Preferred Stock. Except as otherwise provided herein, dividends on each share of Series B Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series B Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning June 15, 2004 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series B Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

            E. RESTRICTIONS ON DIVIDEND PAYMENTS. All shares of Common Stock shall rank junior to the Series B Preferred Stock as to dividends. The Series B Preferred Stock shall rank junior to the Series A Preferred Stock as to dividends.

                                    EXHIBIT A

      So long as any Shares remain outstanding, no dividend shall be paid or declared, or declared and set apart for payment, or other distribution made, on the shares of any class of stock ranking, as to dividend rights, junior to the Series B Preferred Stock, nor shall any shares of any class of stock (or series thereof) of the corporation ranking, as to dividend rights, junior to, or on parity with the Series B Preferred Stock, be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends on the Series B Preferred Stock shall have been declared and paid, or declared and set apart for payment, for all past Series B Dividend Reference Dates ending immediately prior to the date on which such dividend, distribution, purchase, redemption or acquisition is to occur and the then current Series B Dividend Reference Date; provided, however, that the foregoing restriction shall not apply (a) to the declaration and payment, on shares ranking junior to the Series B Preferred Stock as to dividends rights, of dividends payable solely in shares of stock of any class of shares ranking junior to the Series B Preferred Stock as to dividend rights or, (b) to the acquisition of any shares ranking junior to the Series B Preferred Stock as to dividend rights through application of the proceeds of the issue and sale of any class of any shares ranking junior to, or on a parity, with the Series B Preferred Stock as to dividends rights sold at or about the time of such acquisition. No dividends shall be paid or declared, or declared and set apart for payment, or other distribution made on any shares of any class of stock (or series thereof) of the Corporation ranking, as to dividend rights, on a parity with the Series B Preferred Stock for any dividend period unless, at the same time, a like proportion of dividends for the same or similar dividend period, ratably in proportion to the respective annual dividend rate fixed therefore, shall be paid or declared, or declared and set apart for payment, on all shares of Series B Preferred Stock.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series B Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series B Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of a majority of the shares of Series B Preferred Stock and Series C Preferred Stock, voting as one class, at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series B Preferred Stock and Series C Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series B Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

                                    EXHIBIT A

            (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series B Preferred Stock.

      3. LIQUIDATION. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment in full to the holders of Series A Preferred Stock an amount per share equal to, but no more than, the Series A Liquidation Value (as hereinafter defined), and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights senior to the Series B Preferred Stock upon the liquidation, dissolution or winding up of the Corporation, an amount per share equal to, but no more than, the Series B Liquidation Value (as hereinafter defined). Until payment to the holders of the Series B Preferred Stock of all amounts owing as aforesaid, or until money or other assets sufficient for such payment shall have been set apart from its other funds and assets for payment by the Corporation, for the account of such holders, so as to be and continue to be available for payment to such holders, no payment or distribution upon such liquidation, dissolution or winding up shall be made to holders of shares ranking junior to, or on a parity with, the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up. The Common Stock shall be junior to the Series B Preferred Stock as to rights upon the liquidation, dissolution or liquidation or winding up of the Corporation. The Series A Preferred Stock shall be senior to the Series B Preferred Stock with respect to the right to receive payment or distribution equal to the Series A Liquidation Value upon the liquidation, dissolution or winding up of the Corporation. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment and distribution to shareholders are insufficient to make payment in full, as hereinabove provided, to the holders of the Series B Preferred Stock and the holders of all other shares of all classes or series of stock which rank on a parity with the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up of the Corporation, payment shall be made to such holders ratably in accordance with the liquidation value of shares hold by them, respectively.

      For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock to receive at the closing in cash, securities or other property amounts as specified in this
Section 3.

      Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

                                    EXHIBIT A

      4. REDEMPTION. The Corporation shall have the right at any time to redeem the Shares, or any number of shares thereof, issued and outstanding, at any time by paying to the holders thereof the Series B Liquidation Value per Share. The Board of Directors shall have the full power and discretion to select from the outstanding Series B Preferred Stock particular Shares for redemption. In all instances, the Board of Directors shall have complete authority to determine and take all necessary action to effect the cancellation of the certificates representing such Shares. Upon completion of such actions, the rights of holders of shares of Series B Preferred Stock which have been redeemed shall in all respects cease, provided that such holders shall be entitled to receive the redemption price for such Shares. Notice of redemption shall be mailed by the Secretary of the Corporation to holders of record of the Series B Preferred Stock to be redeemed, at their addresses as they shall appear on the records of the Corporation. The Board of Directors shall have the power to the extent permitted by law to determine the source of funds to be used for redeeming such stock.

      5.    CONVERSION.

            A. RIGHT TO CONVERT. Each Share shall be convertible, at the option of the holder thereof, at any time after the issuance of such Share, into one (1) fully paid and nonassessable share of Common Stock.

            B. AUTOMATIC CONVERSION. Each Share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

            C.    MECHANICS OF CONVERSION.

                  (i) If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series B Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series B Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                                    EXHIBIT A

                  (ii) No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                  (iii) If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) will be made whereby each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series B Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 5 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series B Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series B Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                  (iv) The holder of any shares of Series B Preferred Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or

                                    EXHIBIT A
certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (vi) No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series B Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                  (vii) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

      6.    FULLY PAID AND NONASSESSABLE.

            The Shares, when issued, will be duly and validly issued, fully paid and nonassessable.

      7.    RESTRICTIONS AND LIMITATIONS.

            A. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series B Preferred Stock remain outstanding, the corporation shall not, without obtaining approval (by

                                    EXHIBIT A
vote or written consent, as provided by law) of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series B Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      8.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                  (i)   upon conversion of shares of Series B Preferred Stock;

                  (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                  (iii) as a dividend or distribution on Series B Preferred
Stock.

                                    EXHIBIT A

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred Stock and Series B Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                  "ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series B Preferred Stock was issued.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "SERIES A LIQUIDATION VALUE" of any share of Series A Preferred Stock as of any particular date shall be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such share of Series A Preferred Stock which otherwise would be added to the Series A Liquidation Value of such share.

                  "SERIES B LIQUIDATION VALUE" of any share of Series B Preferred Stock as of any particular date will be equal to the sum of $2.00 plus any accrued, but unpaid dividends on such share of Series B Preferred Stock which would otherwise be added to the Series B Liquidation Value of such share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such shares of Series B Preferred Stock, unpaid dividends on such shares of Series B Preferred Stock will be added to the Series B Liquidation Value of such shares of Series B Preferred Stock on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

                                    EXHIBIT A

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate.

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to
(i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series B Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series B Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES C PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

      The undersigned, Bradley Barnes and Thomas Blakeley, hereby certify, respectively, that:

      1. They are the President and Secretary, respectively, of American Mold Guard, Inc., a California corporation (the "CORPORATION").

      2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about June 23, 2003, fixed the rights, preferences, privileges and restrictions relating to an initial series of Preferred Stock designated as "SERIES A PREFERRED STOCK"; and, on or about November 20, 2003, restated the rights, preferences, privileges and restrictions related to the Corporation's Series A Preferred Stock;

                  WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about May 3, 2004, fixed the rights, preferences and restrictions relating to a second series of Preferred Stock designated as "SERIES B PREFERRED STOCK"; and

                  WHEREAS, the Board of Directors desires, pursuant to its authority, to fix the terms of a third series of Preferred Stock, the number of shares constituting that series, and the designation of that series.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, a third series of Preferred Stock as follows:

                  (a) The third series of Preferred Stock of this Corporation shall be designated and known as "SERIES C PREFERRED STOCK."

                  (b) The number of shares constituting the Series C Preferred Stock shall be 5,000,000.

                  (c) The rights, preferences, privileges and restrictions relating to the Series C Preferred Stock shall be as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file a Certificate of Determination of Series C Preferred Stock in accordance with California law.

      3. The authorized number of shares of Preferred Stock of the Corporation is 10,000,000, and the number of shares of Preferred Stock constituting Series C Preferred Stock, none of which has been issued, is 5,000,000.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation on the 1st day of November 2004.

                                                    /s/ Bradley Barnes
                                                    ----------------------------
                                                    Bradley Barnes, President

                                                    /s/ Thomas Blakeley
                                                    ----------------------------
                                                    Thomas Blakeley, Secretary

      The undersigned, Bradley Barnes and Thomas Blakeley, the President and Secretary, respectively, of American Mold Guard, Inc., declares under penalty of perjury that the matters set forth in the foregoing Certificate of Determination are true of his own knowledge.

      Executed at Irvine, California on the 1st day of November 2004.

                                                    /s/ Bradley Barnes
                                                    ----------------------------
                                                    Bradley Barnes, President

                                                    /s/ Thomas Blakeley
                                                    ----------------------------
                                                    Thomas Blakeley, Secretary

                             DESIGNATION AND AMOUNT

      An aggregate of five million (5,000,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "CORPORATION"), shall be designated as "SERIES C PREFERRED STOCK."

      1.    DIVIDENDS.

            A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series C Preferred Stock. Except as otherwise provided herein, dividends on each share of Series C Preferred Stock (a "SERIES C SHARE") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Series C Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Series C Share will be deemed to be the "ORIGINAL ISSUE DATE" regardless of the number of times transfer of such Series C Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series C Shares.

            B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning December 15, 2004 (the "DIVIDEND REFERENCE DATES"), all dividends which have accrued on each Series C Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Series C Share and will remain a part thereof until such dividends are paid.

            C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series C Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

            D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock, such payment will be distributed among the holders of a Series C Share so that an equal amount will be paid with respect to each outstanding Series C Share.

            E. OTHER DIVIDENDS. So long as any Series C Shares remain outstanding, no dividend shall be paid or declared, or declared and set apart for payment, or other distribution made, on the shares of any class of stock ranking, as to dividend rights, junior to the Series C Preferred Stock, nor shall any shares of any class of stock (or series thereof) of the Corporation ranking, as to dividend rights, junior to, or on parity with the Series C Preferred Stock, be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends on the Series C Preferred Stock shall have been declared and paid, or declared and set apart for payment, for all past Series C Dividend Reference Dates ending immediately prior to the date on which such dividend, distribution,

                                    EXHIBIT A
purchase, redemption or acquisition is to occur and the then current Series C Dividend Reference Date: provided, however, that the foregoing restriction shall not apply (a) to the declaration and payment, on shares ranking junior to the Series C Preferred Stock as to dividends rights, of dividends payable solely in shares of stock of any class of shares ranking junior to the Series C Preferred Stock as to dividend rights or, (b) to the acquisition of any shares ranking junior to the Series C Preferred Stock as to dividend rights through application of the proceeds of the issue and sale of any class of any shares ranking junior to, or on a parity, with the Series C Preferred Stock as to dividends rights sold at or about the time of such acquisition. No dividends shall be paid or declared, or declared and set apart for payment, or other distribution made on any shares of any class of stock (or series thereof) of the Corporation ranking, as to dividend rights, on a parity with the Series C Preferred Stock for any dividend period unless, at the same time, a like proportion of dividends for the same or similar dividend period, ratably in proportion to the respective annual dividend rate fixed therefore, shall be paid or declared, or declared and set apart for payment, on all Series C Shares.

            F. RESTRICTIONS ON DIVIDEND PAYMENTS. All shares of Common Stock and Series B Preferred Stock shall, rank junior to the Series C Preferred Stock as to dividends. All shares of Series A Preferred Stock shall rank on parity to the Series C Preferred Stock as to dividends.

      2.    VOTING.

            Except as otherwise required by law or as set forth herein, the holders of the Series C Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, possess voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series C Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of a majority of the Series C Shares at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of Series C Shares shall vote together as a separate class, shall be necessary for authorizing, effecting or validating either of the following:

            (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the Series C Shares as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

            (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series C Preferred Stock.

      3.    LIQUIDATION.

            (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights senior to

                                    EXHIBIT A
the Series C Preferred Stock upon the liquidation, dissolution or winding up of the Corporation, an amount per share equal to, but no more than, the Series C Liquidation Value (as hereafter defined), Until payment to the holders of the Series C Preferred Stock of all amounts owing as aforesaid, or until money or other assets sufficient for such payment shall have been set apart from its other funds and assets for payment by the Corporation, for the account of such holders, so as to be and continue to be available for payment to such holders, no payment or distribution upon such liquidation, dissolution or winding up shall be made to holders of shares ranking junior to the Series C Preferred Stock as to rights upon the liquidation, dissolution or winding up. The Common Stock and the Series B Preferred Stock shall be junior to the Series C Preferred Stock as to rights upon the liquidation, dissolution or liquidation or winding up of the Corporation. The Series A Preferred Stock shall rank on parity with the Series C Preferred Stock as to rights upon the liquidation, dissolution or liquidation or winding up of the Corporation. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment and distribution to shareholders are insufficient to make payment in full, as hereinabove provided, to the holders of the Series C Preferred Stock and the holders of all other shares of all classes or series of stock which rank on a parity with the Series C Preferred Stock as to rights upon the liquidation, dissolution or winding up of the Corporation, payment shall be made to such holders ratably in accordance with the liquidation value of shares held by them, respectively. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment dates stated therein, to each person of record holding Series C Preferred Stock (by air mail if addressed outside the United States).

            (b) After payment to the holders of Series C Preferred Stock of the amounts set forth in Section 3(a) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock, the Series C Preferred Stock and all other holders of capital stock of the Corporation then entitled to participate in such distribution in proportion to the shares of Common Stock then held by each thereof and the shares of Common Stock which each thereof then have the right to acquire upon conversion of the Series C Shares or such other shares of capital stock of the Corporation, as the case may be, then held by such holder.

            (c) For purposes of this Section 3,(i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series C Preferred Stock to receive at the closing in cash, securities or other property (valued as provided in Section 3(d) below) amounts as specified in Sections 3(a) through 3(b) above.

            (d) Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

      4.    CONVERSION.

                                    EXHIBIT A

            A. RIGHT TO CONVERT. Each Series C Share shall be convertible, at the option of the holder thereof, at any time after the issuance of such share, into one (1) fully paid and nonassessable share of Common Stock.

            B. AUTOMATIC CONVERSION. Each Series C Share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("SECURITIES ACT"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

            C.    MECHANICS OF CONVERSION.

                  (i) If the number of outstanding shares of Common Stock have been increased or decreased since the initial subscription and payment for the Series C Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series C Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the Series C Shares being converted.

                  (ii) No adjustment in the conversion rate is required unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                  (iii) If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "ORGANIC CHANGE") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series C Preferred Stock then outstanding) will be made whereby each of the holders of Series C Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series C Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 4 and Section 3 will thereafter be applicable in relation to any

                                    EXHIBIT A
shares of stock, securities or assets thereafter deliverable upon the conversion of the Series C Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series C Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series C Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                  (iv) In the event the Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Amount (as defined below), then and in such event, the number of shares of Common Stock to be issued on conversion to the holders of Series C Preferred Stock shall be adjusted to reflect such issuance of Additional Shares of Common Stock by multiplying the Threshold Amount by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase for the Threshold Amount per share, and the denominator of which shall be number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Series C Shares and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to Series C Shares, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or Convertible Securities, solely as a result of the adjustment of the conversion ratio for the Series C Preferred Stock resulting from the issuance of Additional Shares of Common Stock causing such adjustment. The "Threshold Amount" shall initially be $1.14 and shall be adjusted from time to time commensurately with each change in the conversion ratio, as initially specified in Section 4(A), including without limitation, changes contemplated under
Section 4(C)(i), so as to preserve fairly and equitably, as far as reasonably possible, the original rights of the holders of the Series C Preferred Stock.

                                    EXHIBIT A

                  (v) The holder of any Series C Shares may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the Series C Shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such Series C Shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "CONVERSION DATE." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of Series C Shares represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of Series C Shares representing the unconverted portion of the certificate so surrendered.

                  (vi) No fractional shares of Common Stock shall be issued upon conversion of Series C Shares. If more than one Series C Share shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series C Shares so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any Series C Shares, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series C Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                  (vii) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series C Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the Series C Shares at the time outstanding.

      5.    FULLY PAID AND NONASSESSABLE.

            The Series C Shares, when issued, will be duly and validly issued, fully paid and nonassessable.

                                    EXHIBIT A

      6.    RESTRICTIONS AND LIMITATIONS.

            A. RESTRICTIONS AND LIMITATIONS. So long as any Series C Shares remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding Series C Shares:

                  (i) Authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series C Preferred Stock as to dividend rights or liquidation preferences;

                  (ii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any equity security of the Corporation junior to the Series C Preferred Stock as to dividend rights or liquidation preferences;

                  (iii) Effect any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                  (iv) Effect any reclassification or other change of any of the Corporation's outstanding capital stock, or any recapitalization.

            B. NO REISSUANCE OF SERIES C PREFERRED STOCK. No share or shares of Series C Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      7.    REDEMPTION.

      The Series C Shares shall not be redeemable.

      8.    MISCELLANEOUS.

            A.    CERTAIN DEFINITIONS.

                  "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                  (i)   upon conversion of any Series C Shares;

                  (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                                    EXHIBIT A

                  (iii) as a dividend or distribution on Series C Preferred
Stock.

                  "COMMON STOCK" means collectively, the Corporation's common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                  "LIQUIDATION VALUE" of any Series C Share as of any particular date will be equal to the sum of $1.14 plus any accrued, but unpaid dividends on such Series C Share which otherwise would be added to the Liquidation Value of such Series C Share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such Series C Shares, unpaid dividends on such Series C Shares will be added to the Liquidation Value of such Series C Share on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                  "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "SUBSIDIARY" means any corporation of which shares of stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return-receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

            C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series C Preferred Stock. Upon the surrender of any certificate representing Series C Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series C Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series C Shares as is requested by the holder of the surrendered certificate.

            D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more Series C Shares, the Corporation will (at its expense) execute and deliver in lieu of such

                                    EXHIBIT A
certificate a new certificate representing the number of Series C Shares represented by such lost, stolen, destroyed or mutilated certificate.

            E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to
(i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series C Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series C Preferred Stock outstanding at the time such action is taken.

                                    EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            AMERICAN MOLD GUARD, INC.


         The undersigned, Thomas Blakeley, hereby certifies that:

         FIRST. He is President and Secretary of AMERICAN MOLD GUARD, INC., a California corporation (the "Corporation").

         SECOND. The Articles of Incorporation of the Corporation are amended and restated to read as follows:

                                    ARTICLE I

         The name of the Corporation is AMERICAN MOLD GUARD, INC.

                                   ARTICLE II

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                   ARTICLE III

         The name and address in the State of California of the Corporation's initial agent for service of process is:

                                 Colyn Desatnik
                       610 Newport Center Drive, Suite 700
                         Newport Beach, California 92660

                                   ARTICLE IV

         The Corporation is authorized to issue two classes of shares designated "Common Stock", no par value (the "Common Stock") and "Preferred Stock", no par value (the "Preferred Stock").

         The total number of shares of Common Stock authorized to be issued is 50,000,000 and the total number of shares of Preferred Stock authorized to be issued is 10,000,000. The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix, alter or reduce (but not below the number then outstanding) the number of shares comprising any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption or conversion of the shares of any such series, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as permitted by the General Corporation Law of the State of California.

         Effective upon the filing of this Amended and Restated Articles of Incorporation, each one (1) share of Common Stock of the Corporation issued and outstanding on the date that this Amended and Restated Articles of Incorporation is filed shall be reclassified as and changed into .340124209 share of Common Stock, without any action by the holders thereof (the "Reverse Stock Split"). No fractional share of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional shares if any, to which a holder would otherwise be entitled, after aggregating all such fractions of a share, upon surrender of a certificate representing Common Stock to the Corporation or its transfer agent, such holder shall be entitled to receive cash in an amount equal to the product obtained by multiplying such fraction by the fair market value of one share of Common Stock, as such fair market value is determined in good faith by the Board of Directors.

                                    ARTICLE V

         The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                   ARTICLE VI

          The Corporation is authorized to provide indemnification of its agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the Corporation and its shareholders. In furtherance and not in limitation of the powers conferred by statute:

                    (i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability under the provision of law;

                    (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere; and

                    (iii) the Corporation shall have the power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of these Articles of Incorporation, or at law; and in furtherance thereof, the Corporation is authorized to the fullest extent permissible under California law (as now or hereafter in effect) to own all of any portion of the shares of the company issuing any such policy of insurance.

                    No such bylaw, agreement or other form of indemnification shall be interpreted as limiting in any manner the rights which such agents would have to indemnification in the absence of such bylaw, agreement or other form of indemnification.

                                   ARTICLE VII

         Any repeal or modification of the foregoing provisions of Articles V and VI by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         THIRD. The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 3,724,961. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

         I further declare under penalty of perjury under the laws of the State of California that the matters set forth on this certificate are true and correct of my own knowledge.


Date: March 20, 2006               /s/ Thomas Blakeley
                                   -----------------------------------------
                                    Thomas Blakeley, President and Secretary

                                     AMENDED
                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

         The undersigned, Thomas Blakeley, hereby certifies that:

         1. He is the President and Secretary of American Mold Guard, Inc., a California corporation (the "Corporation").

         2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them; and

                  WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about June 23, 2003, November 20, 2003 and November 1, 2004 fixed the rights, preferences and restrictions relating to an initial series of Preferred Stock designated as "Series A Preferred Stock"; and

                  WHEREAS, the Board of Directors now desire to amend and change the rights, preferences and privileges or restrictions of the Series A Preferred Stock.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends and changes the rights, preferences and privileges of the Series A Preferred Stock as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file an Amended Certificate of Determination of Series A Preferred Stock in accordance with California law.

         3. The foregoing amendment to the Certificate of Determination of Series A Preferred Stock has been duly approved by the required vote of shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of common stock of the corporation is 2,770,462. The total number of outstanding shares of Series A Preferred Stock is 499,999. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required. The total number of shares of Series A Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of outstanding shares of common stock and Series A Preferred Stock, voting together as one class, equaled or exceeded the vote required. The percentage vote required of common stock was more than 50%. The percentage vote required of Series A Preferred Stock was 60%. The percentage vote required of the common stock and Series A Preferred Stock voting together as one class was more than 50%.

         IN WITNESS WHEREOF, the undersigned have executed this Amended Certificate of Determination on the 20th day of March 2006.


                                   /s/ Thomas Blakeley
                                   ----------------------------------------
                                   Thomas Blakeley, President and Secretary



         The undersigned, Thomas Blakeley, President and Secretary of American Mold Guard, Inc., declares under penalty of perjury that the matters set forth in the foregoing Amended Certificate of Determination of Series A Preferred Stock are true of his own knowledge.

         Executed at Irvine, California on the 20th day of March 2006.


                                    /s/ Thomas Blakeley
                                    ----------------------------------------
                                    Thomas Blakeley, President and Secretary

                                   EXHIBIT "A"

                             DESIGNATION AND AMOUNT


         An aggregate of four hundred ninety nine thousand nine hundred and ninety nine (499,999) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series A Preferred Stock."

         1. DIVIDENDS.

                  A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series A Preferred Stock. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series A Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

                  B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning December 15, 2003 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

                  C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series A Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

                  D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

                  E. OTHER DIVIDENDS. No dividend or other distribution shall be paid, or declared and set apart for payment, other than dividends of Common Stock on the Common Stock of the Corporation, on the shares of any class or series of capital stock of the Corporation, other than the Corporation's Series A Preferred Stock, until the dividend provided for in Section 1A hereinabove is declared and paid, nor shall any shares of any class or series of such capital stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary of the Corporation and no money shall be paid into or set aside and made available for a sinking fund for the purchase, redemption or acquisition thereof, without the written consent of the holders of all of the outstanding shares of Series A Preferred Stock, given in person or by proxy, either in writing or by vote at a meeting called for that purpose.

         2. VOTING.

                  Except as otherwise required by law or as set forth herein, the holders of the Series A Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series A Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of a majority of the shares of Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock as voting as one class, at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series A Preferred Stock and other shares ranking on parity with the Series A Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

                  (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series A Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

                  (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series A Preferred Stock.

         3. LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to any person holding Common Stock or of any shares ranking junior to the Series A Preferred

Stock in respect of distribution of assets but after any distribution or payment is made to any person holding any shares ranking prior to the Series A Preferred Stock, the persons holding Series A Preferred Stock will be entitled to be paid an amount in cash equal to $1.25 per share, plus any accrued and unpaid cumulative dividends. If upon such liquidation, dissolution or winding up, the assets of the Corporation are insufficient to pay the holders of the Series A Preferred Stock the full amount in cash to which they shall be entitled, all legally available funds of the Corporation will be distributed to the persons holding Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock, on a pro rata basis, and in proportion to the amounts to which each such person shall be entitled. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment dates stated therein, to each person of record holding Series A Preferred Stock (by air mail if addressed outside the United States).

                  (b) After payment to the holders of Series A Preferred Stock of the amounts set forth in Section 3 (a) above, and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights on parity with the Series A Preferred Stock, and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights junior to the Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock, but senior to the Common Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock, the Series A Preferred Stock, and the shares having rights on parity with the Series A Preferred Stock, in proportion to the shares of Common Stock then held by them, the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Series A Preferred Stock then held by them, and the shares of Common Stock which they then have the right to acquire upon conversion of the shares having rights on parity with the Series A Preferred Stock.

                  (c) For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock and Common Stock to receive at the closing in cash, securities or other property (valued as provided in Section 3(d) below) amounts as specified in Sections 3(a) through 3(b) above.

                  (d) Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

         4. CONVERSION.

                  A. RIGHT TO CONVERT. Each share shall be convertible, at the option of the holder thereof, at any time after the issuance of such share, into one (1) fully paid and nonassessable share of Common Stock.

                  B. AUTOMATIC CONVERSION. Each share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

                  C. MECHANICS OF CONVERSION.

                           (i) If the number of outstanding shares of Common
Stock have been increased or decreased since the initial subscription and payment for the Series A Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series A Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                           (ii) No adjustment in the conversion rate is required
unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                           (iii) If any capital reorganization, reclassi-
fication, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) will be made whereby each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 4 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series A Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series A Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                           (iv) In the event the Corporation, at any time after
the Original Issue Date, shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Amount (as defined below) , then and in such event, the number of shares of Common Stock to be issued on conversion to the holders of Series A Preferred Stock shall be adjusted to reflect such issuance of Additional Shares of Common Stock by multiplying the Threshold Amount by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase for the Threshold Amount per share, and the denominator of which shall be number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Series A Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Series A Preferred Stock, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the conversion ratio for the Series A Preferred Stock resulting from the issuance of Additional Shares of Common Stock causing such adjustment. The "Threshold Amount" shall initially be $1.25 and shall be adjusted from time to time commensurately with each change in the conversion ratio, as initially specified in Section 4(A), including without limitation, changes contemplated under Section 4(C)(i), so as to preserve fairly and equitably, as far as reasonably possible, the original rights of the holders of the Series A Preferred Stock.

                           (v) The holder of any shares of Series A Preferred
Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

                           (vi) No fractional shares of Common Stock shall be
issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series A Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                           (vii) The Corporation shall at all times reserve and
keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding.

         5. FULLY PAID AND NONASSESSABLE.

                  The shares of Series A Preferred Stock, when issued, will be duly and validly issued, fully paid and nonassessable.

         6. RESTRICTIONS AND LIMITATIONS.

                  A. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding shares of Series A Preferred Stock and all other shares ranking on parity with the Series A Preferred Stock:

                           (i) Authorize or issue, or obligate itself to issue,
any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series A Preferred Stock as to dividend rights or liquidation preferences;

                           (ii) Redeem, purchase or otherwise acquire (or pay
into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                           (iii) Effect any sale, lease, assignment, transfer,
or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                           (iv) Effect any reclassification or other change of
any of the Corporation's outstanding capital stock, or any recapitalization.

                  B. NO REISSUANCE OF SERIES A PREFERRED STOCK. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

         7. MISCELLANEOUS.

                  A. CERTAIN DEFINITIONS.

                           "ADDITIONAL SHARES OF COMMON STOCK" means all shares
of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                           (i) upon conversion of shares of Series A Preferred
Stock;

                           (ii) to officers, directors or employees of, or
consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                           (iii) as a dividend or distribution on Series A
Preferred Stock.

                           "COMMON STOCK" means collectively, the Corporation's
common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                           "CONVERTIBLE SECURITIES" shall mean any evidences of
indebtedness, shares (other than Common Stock and Series A Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                           "LIQUIDATION VALUE" of any Share as of any particular
date will be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such Share which otherwise would be added to the Liquidation Value of such Share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such Shares, unpaid dividends on such Shares will be added to the Liquidation Value of such Share on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date .

                           "ORIGINAL ISSUE DATE" shall mean the date on which
the first share of Series A Preferred Stock was issued.

                           "PERSON" means an individual, a partnership, a joint
venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                           "SUBSIDIARY" means any corporation of which shares of
stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

                  B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

                  C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate.

                  D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

                  E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to (i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series A Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series A Preferred Stock outstanding at the time such action is taken.

         8. SPECIAL PROVISIONS.

                  A. PREEMPTION. During the Special Provision Period, the provisions of Article 8 shall preempt and take precedence over any contrary or conflicting provision of this Certificate of Determination and shall govern and be controlling during such Special Provision Period. In the event that a Qualified Initial Public Offering is not closed during the Special Provision Period, the provisions of Article 8 shall immediately terminate and shall have no further effect whatsoever.

                  B. ADDITIONAL DEFINITIONS.

                           "CRESTRIDGE WARRANTS" means any warrant, option or
right to purchase up to 1,000,000 shares of Common Stock of the Corporation ( as adjusted for any stock dividends, combinations or splits with respect to such shares) granted and/or issued to Crestridge Investments AMG Mold Guard, LLC ("CIAMG"), during the Special Provision Period in exchange for, among other things, CIAMG giving up the right to receive the warrants to which it is entitled as of July 1, 2005 and agreeing to be repaid in full out of the proceeds of the Qualified Initial Public Offering and not to convert its convertible debt during the Special Provision Period; provided that such warrants must provide for an exercise price per share of at least $1.66 ( as adjusted for any stock dividends, combinations or splits with respect to such shares) .

                           "LOAN SECURITIES" means those equity securities of
the Corporation and/or or warrants, options or rights to purchase equity securities of the Corporation issued in connection with the sale by the Corporation, at any time during the Special Provision Period, of $1,500,000 principal amount of promissory notes, wherein the purchasers of such promissory notes (the "Note Purchasers") shall, if the Corporation shall have sold any equity securities during the Special Provision Period (whether common stock, preferred stock, warrants options or any combination thereof) in a transaction wherein the gross proceeds received by the Corporation equal or exceed $5,000,000 (a "Qualified Sale"), then upon the closing of the first such Qualified Sale, the Corporation shall issue to the Note Purchasers such number of shares of common stock, preferred stock, warrants, options, ETC., as the case may be, as shall have a value equal $1,500,000 (such value to be based upon the gross purchase price received by the Corporation in such Qualified Sale).

                           "QUALIFIED INITIAL PUBLIC OFFERING" means a firm
commitment underwritten public offering of shares of Common Stock of the Corporation under the Securities Act, other than a registration relating solely to a transaction under Rule 145 under the Securities Act of 1933, as amended (the "Securities Act") (or any successor thereto) or to an employee benefit plan of the Corporation, (i) at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $1.66 per share of Common Stock, as adjusted for any stock dividends, combinations or splits with respect to such shares, (provided that if the "public offering price" shall be for a unit which includes shares of Common Stock and warrants or other securities to purchase shares of any equity securities of the Corporation then the public offering price per share of Common Stock for purposes of this Section shall be deemed to be equal to (x) the offering price per unit plus the exercise or conversion prices of the warrants or other securities included in such unit divided by (y) the number of shares of Common Stock included in such unit plus the number of shares of equity securities (on an as-exercised or as-converted basis) underlying the warrants or other securities included in such unit) , (ii) the gross proceeds to the Corporation and/or any selling shareholders of which exceed $4,000,000 and (iii) wherein upon the completion thereof the Common Stock is listed on either the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market

                           "SPECIAL PROVISION PERIOD" means the period
commencing as of September 8, 2005 and ending on July 31, 2006.

                  C. AUTOMATIC CONVERSION. If there is a Qualified Initial Public Offering during the Special Provision Period, then, notwithstanding the provisions of Section 4.B. hereof, or any other provision of this Certificate of Determination, each share of Series A Preferred Stock shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in such Qualified Initial Public Offering as may be adjusted by the application of the provisions of Section 4.C. which provisions as modified by Section 8.D. shall continue to apply to such conversion.

                  D. WAIVER OF ANTIDILUTION RIGHTS. Notwithstanding the provisions of Section 4.C. hereof if a Qualified Initial Public Offering shall have been closed during the Special Provision Period, there shall not be any adjustment to the conversion ratio in connection with or as a result of (i) the sale and issuance of any Loan Securities; or (ii) the granting and issuance of the Crestridge Warrants. If a Qualified Initial Public Offering has not closed prior to the expiration of the Special Provision Period, then the adjustments to the conversion ratio, as required by Section 4.C.(iv) and (v) shall immediately be made retroactive to the date of the original issuance of the Loan Securities or Crestridge Warrants as the case may be.

                                     AMENDED
                          CERTIFICATE OF DETERMINATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                           AMERICAN MOLD GUARD, INC.,
                            A CALIFORNIA CORPORATION

         The undersigned, Thomas Blakeley, hereby certifies that:

         1. He is the President and Secretary of American Mold Guard, Inc., a California corporation (the "Corporation").

         2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

                  WHEREAS, the Articles of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

                  WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them; and

                  WHEREAS, pursuant to its authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them, the Board of Directors, on or about March 3, 2004, September 1, 2004 and November 1, 2004 fixed the rights, preferences and restrictions relating to a series of Preferred Stock designated as "Series B Preferred Stock"; and

                  WHEREAS, the Board of Directors now desire to amend and change the rights, preferences and privileges or restrictions of the Series B Preferred Stock.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends and changes the rights, preferences and privileges of the Series B Preferred Stock as set forth on Exhibit A attached hereto and by this reference incorporated herein.

                  RESOLVED, FURTHER, that the President, and any officer designated by him, shall be, and hereby are, authorized to execute, verify and file an Amended Certificate of Determination of Series B Preferred Stock in accordance with California law.

         3. The foregoing amendment to the Certificate of Determination of Series B Preferred Stock has been duly approved by the required vote of shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of common stock of the corporation is 2,770,462. The total number of outstanding shares of Series B Preferred Stock is 454,500. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required. The total number of shares of Series B Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of outstanding shares of common stock and Series B Preferred Stock, voting together as one class, equaled or exceeded the vote required. The percentage vote required of common stock was more than 50%. The percentage vote required of Series B Preferred Stock was 60%. The percentage vote required of the common stock and Series B Preferred Stock voting together as one class was more than 50%.

         IN WITNESS WHEREOF, the undersigned have executed this Amended Certificate of Determination on the 20th day of March 2006.


                                     /s/ Thomas Blakeley
                                     ----------------------------------------
                                     Thomas Blakeley, President and Secretary



         The undersigned, Thomas Blakeley, President and Secretary of American Mold Guard, Inc., declares under penalty of perjury that the matters set forth in the foregoing Amended Certificate of Determination of Series B Preferred Stock are true of his own knowledge.

         Executed at Irvine, California on the 20th day of March 2006.


                                      /s/ Thomas Blakeley
                                      ----------------------------------------
                                      Thomas Blakeley, President and Secretary

                                  EXHIBIT "A"

                             DESIGNATION AND AMOUNT
                             ----------------------

         An aggregate of one million two hundred ten thousand (1,210,000) shares of the Preferred Stock of American Mold Guard, Inc., a California corporation (the "Corporation") shall be designated as "Series B Preferred Stock."

         1. DIVIDENDS.

                  A. GENERAL OBLIGATION. When and as declared by the Board of Directors of the Corporation and to the extent permitted under the General Corporation Law of California, the Corporation will pay preferential dividends to the holders of the Series B Preferred Stock. Except as otherwise provided herein, dividends on each share of Series B Preferred Stock (a "Share") will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the Liquidation Value thereof from and including the date of issuance of such Share, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be the "Series B Original Issue Date" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Shares.

                  B. DIVIDEND REFERENCE DATES. To the extent not paid on the 15th day of each June and December, beginning June 15, 2004 (the "Dividend Reference Dates"), all dividends which have accrued on each Share then outstanding during the annual period ending upon such Dividend Reference Date will be added to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid.

                  C. PAYMENT OF DIVIDENDS. Dividends shall be paid by forwarding a check, postage prepaid, to the address of each such holder (or in the case of joint holders, to the address of either such holder) of Series B Preferred Stock as shown on the books of the Corporation, unless such holder specifies another address by written notice to the Corporation. The forwarding of such check will satisfy all obligations of the Corporation with respect to such dividends, unless such check is not paid upon timely presentation.

                  D. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, such payment will be distributed among the holders of a Share so that an equal amount will be paid with respect to each outstanding Share.

                  E. RESTRICTIONS ON DIVIDEND PAYMENTS. All shares of Common Stock shall rank junior to the Series B Preferred Stock as to dividends. The Series B Preferred Stock shall rank junior to the Series A Preferred Stock as to dividends.

                           So long as any Shares remain outstanding, no dividend
shall be paid or declared, or declared and set apart for payment, or other distribution made, on the shares of any class of stock ranking, as to dividend rights, junior to the Series B Preferred Stock, nor shall any shares of any class of stock (or series thereof) of the corporation ranking, as to dividend rights, junior to, or on parity with the Series B Preferred Stock, be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends on the Series B Preferred Stock shall have been declared and paid, or declared and set apart for payment, for all past Series B Dividend Reference Dates ending immediately prior to the date on which such dividend, distribution, purchase, redemption or acquisition is to occur and the then current Series B Dividend Reference Date; provided, however, that the foregoing restriction shall not apply (a) to the declaration and payment, on shares ranking junior to the Series B Preferred Stock as to dividends rights, of dividends payable solely in shares of stock of any class of shares ranking junior to the Series B Preferred Stock as to dividend rights or, (b) to the acquisition of any shares ranking junior to the Series B Preferred Stock as to dividend rights through application of the proceeds of the issue and sale of any class of any shares ranking junior to, or on a parity, with the Series B Preferred Stock as to dividends rights sold at or about the time of such acquisition. No dividends shall be paid or declared, or declared and set apart for payment, or other distribution made on any shares of any class of stock (or series thereof) of the Corporation ranking, as to dividend rights, on a parity with the Series B Preferred Stock for any dividend period unless, at the same time, a like proportion of dividends for the same or similar dividend period, ratably in proportion to the respective annual dividend rate fixed therefore, shall be paid or declared, or declared and set apart for payment, on all shares of Series B Preferred Stock.

         2. VOTING.

                  Except as otherwise required by law or as set forth herein, the holders of the Series B Preferred Stock shall, together with the holders of shares of Common Stock, all voting as one class, posses voting power for the election of directors and for all other purposes. In the exercise of voting powers, holders of the Series B Preferred Stock shall be entitled to one vote for each such share held. Notwithstanding the foregoing, the consent of the holders of a majority of the shares of Series B Preferred Stock and Series C Preferred Stock, voting as one class, at the time outstanding, given in person or by proxy, by a vote at a meeting called for the purpose at which the holders of shares of the Series B Preferred Stock and Series C Preferred Stock shall vote together as a separate class, shall be necessary for authorizing, effecting, or validating either of the following:

                  (i) the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to or on parity with the shares of the Series B Preferred Stock as to dividends or upon liquidation or otherwise, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; or

                  (ii) take any action so as to affect adversely the preferences, rights or privileges of the Series B Preferred Stock.

         3. LIQUIDATION. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment in full to the holders of Series A Preferred Stock an amount per share equal to, but no more than, the Series A Liquidation Value (as hereinafter defined), and after payment in full of all amounts owing to the holders of all shares of all classes or series of stock having rights senior to the Series B Preferred Stock upon the liquidation, dissolution or winding up of the Corporation, an amount per share equal to, but no more than, the Series B Liquidation Value (as hereinafter defined). Until payment to the holders of the Series B Preferred Stock of all amounts owing as aforesaid, or until money or other assets sufficient for such payment shall have been set apart from its other funds and assets for payment by the Corporation, for the account of such holders, so as to be and continue to be available for payment to such holders, no payment or distribution upon such liquidation, dissolution or winding up shall be made to holders of shares ranking junior to, or on a parity with, the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up. The Common Stock shall be junior to the Series B Preferred Stock as to rights upon the liquidation, dissolution or liquidation or winding up of the Corporation. The Series A Preferred Stock shall be senior to the Series B Preferred Stock with respect to the right to receive payment or distribution equal to the Series A Liquidation Value upon the liquidation, dissolution or winding up of the Corporation. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment and distribution to shareholders are insufficient to make payment in full, as hereinabove provided, to the holders of the Series B Preferred Stock and the holders of all other shares of all classes or series of stock which rank on a parity with the Series B Preferred Stock as to rights upon the liquidation, dissolution or winding up of the Corporation, payment shall be made to such holders ratably in accordance with the liquidation value of shares hold by them, respectively.

                  For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock to receive at the closing in cash, securities or other property amounts as specified in this Section 3.

                  Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

         4. REDEMPTION. The Corporation shall have the right at any time to redeem the Shares, or any number of shares thereof, issued and outstanding, at any time by paying to the holders thereof the Series B Liquidation Value per Share. The Board of Directors shall have the full power and discretion to select from the outstanding Series B Preferred Stock particular Shares for redemption. In all instances, the Board of Directors shall have complete authority to determine and take all necessary action to effect the cancellation of the certificates representing such Shares. Upon completion of such actions, the rights of holders of shares of Series B Preferred Stock which have been redeemed shall in all respects cease, provided that such holders shall be entitled to receive the redemption price for such Shares. Notice of redemption shall be mailed by the Secretary of the Corporation to holders of record of the Series B Preferred Stock to be redeemed, at their addresses as they shall appear on the records of the Corporation. The Board of Directors shall have the power to the extent permitted by law to determine the source of funds to be used for redeeming such stock.

         5. CONVERSION.

                  A. RIGHT TO CONVERT. Each Share shall be convertible, at the option of the holder thereof, at any time after the issuance of such Share, into one (1) fully paid and nonassessable share of Common Stock.

                  B. AUTOMATIC CONVERSION. Each Share shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended ("Securities Act"), other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $4.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds to the Corporation and/or to any selling shareholders (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which exceed $10,000,000.

                  C. MECHANICS OF CONVERSION.

                           (i) If the number of outstanding shares of Common
Stock have been increased or decreased since the initial subscription and payment for the Series B Preferred Stock by the holders thereof, by reason of any additional Common Stock issuance, split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of shares of Common Stock, the number of shares of Common Stock to be issued on conversion to the holders of the Series B Preferred Stock shall be adjusted so as to preserve fairly and equitably, as far as reasonably possible, the original conversion rights of the shares being converted.

                           (ii) No adjustment in the conversion rate is required
unless it would result in at least a one percent (1%) increase or decrease in the conversion rate, however, any adjustment not made is carried forward.

                           (iii) If any capital reorganization, reclassi-
fication, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another individual, partnership or corporation (collectively, any "Organic Change") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) will be made whereby each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series B Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of this Section 5 and Section 3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series B Preferred Stock (including, in the case of any consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the conversion ratio or price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Series B Preferred Stock, if the value so reflected is less than the conversion ratio or price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provision, such holder may be entitled to acquire.

                           (iv) The holder of any shares of Series B Preferred
Stock may exercise the conversion rights granted by this Section by delivering to the Corporation during regular business hours, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled together with a scrip certificate or cash in lieu of any fraction of a share as provided hereunder. The holder shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate surrendered for conversion, the Corporation, upon written order and at its own expense, shall issue and deliver to the holder of the certificate so surrendered for conversion, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

                           (v) No fractional shares of Common Stock shall be
issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust the fractional interest by payment to the holder of the converted Series B Preferred Stock in an amount equal (computed to the nearest cent) to the then current market value of the fractional interest or (ii) issue nondividend bearing and nonvoting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates or like tenor aggregating one or more full shares, for share certificates representing the full share or shares.

                           (vi) The Corporation shall at all times reserve and
keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time (subject to obtaining necessary director and shareholder action), and in accordance with the laws of the State of California, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

         6. FULLY PAID AND NONASSESSABLE.

                  The Shares, when issued, will be duly and validly issued, fully paid and nonassessable.

         7. RESTRICTIONS AND LIMITATIONS.

                  A. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without obtaining approval (by vote or written consent, as provided by law) of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock:

                           (i) Authorize or issue, or obligate itself to issue,
any other equity security (including any security convertible into or exercisable for any equity security) on parity with, or senior to, the Series B Preferred Stock as to dividend rights or liquidation preferences;

                           (ii) Redeem, purchase or otherwise acquire (or pay
into or set aside for a sinking fund for such purpose) any of the Common Stock otherwise than as permitted herein;

                           (iii) Effect any sale, lease, assignment, transfer,
or other conveyance of all or substantially all of the assets of the Corporation, or any consolidation or merger involving the Corporation, unless the Corporation shall be the continuing or surviving entity of such consolidation or merger; or

                           (iv) Effect any reclassification or other change of
any of the Corporation's outstanding capital stock, or any recapitalization.

                  B. NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of purchase or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

         8. MISCELLANEOUS.

                  A. CERTAIN DEFINITIONS.

                           "ADDITIONAL SHARES OF COMMON STOCK" means all shares
of Common Stock issued by the Corporation after the Original Issue Date, including, without limitation, shares of Common Stock to be issued after the Original Issue Date upon exercise or conversion of any option, warrant or other security exchangeable for or convertible into shares of Common Stock, other than shares of Common Stock issued or issuable:

                           (i) upon conversion of shares of Series B Preferred
Stock;

                           (ii) to officers, directors or employees of, or
consultants to, the Corporation pursuant to stock option, equity incentive or stock purchase plans or agreements on terms approved by the Board of Directors; or

                           (iii) as a dividend or distribution on Series B
Preferred Stock.

                           "COMMON STOCK" means collectively, the Corporation's
common stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                           "CONVERTIBLE SECURITIES" shall mean any evidences of
indebtedness, shares (other than Common Stock, Series A Preferred Stock and Series B Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                           "ORIGINAL ISSUE DATE" shall mean the date on which
the first share of Series B Preferred Stock was issued.

                           "PERSON" means an individual, a partnership, a joint
venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                           "SERIES A LIQUIDATION VALUE" of any share of Series A
Preferred Stock as of any particular date shall be equal to the sum of $1.25 plus any accrued, but unpaid dividends on such share of Series A Preferred Stock which otherwise would be added to the Series A Liquidation Value of such share.

                           "SERIES B LIQUIDATION VALUE" of any share of Series B
Preferred Stock as of any particular date will be equal to the sum of $2.00 plus any accrued, but unpaid dividends on such share of Series B Preferred Stock which would otherwise be added to the Series B Liquidation Value of such share on that date if that date were deemed a Dividend Reference Date; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such shares of Series B Preferred Stock, unpaid dividends on such shares of Series B Preferred Stock will be added to the Series B Liquidation Value of such shares of Series B Preferred Stock on the payment date in any liquidation, dissolution or winding up (as contemplated in Section 3 hereof), accrued to the close of business on such payment date.

                           "SUBSIDIARY" means any corporation of which shares of
stock having at least a majority of the general voting power in electing the board of directors is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

                  B. NOTICES. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so hand delivered or mailed.

                  C. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate.

                  D. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate.

                  E. AMENDMENT AND WAIVER. No amendment, modification or waiver of this Certificate of Determination will be binding or effective with respect to (i) any provision affecting or relating to dividends, conversion or redemption without the prior written consent of holders of at least 60% of the Series B Preferred Stock outstanding at the time such action is taken, or (ii) any other provision of this Certificate of Determination without the prior written consent of holders of two-thirds of the Series B Preferred Stock outstanding at the time such action is taken.

         9. SPECIAL PROVISIONS.

                  A. PREEMPTION. The provisions of Article 9 shall preempt and take precedence over any contrary or conflicting provision of this Certificate of Determination and shall govern and be controlling during the Special Provision Period.

                  B. ADDITIONAL DEFINITIONS.

                           "QUALIFIED INITIAL PUBLIC OFFERING" means a firm
commitment underwritten public offering of shares of Common Stock of the Corporation under the Securities Act, other than a registration relating solely to a transaction under Rule 145 under the Securities Act of 1933, as amended (the "Securities Act") (or any successor thereto) or to an employee benefit plan of the Corporation, at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $1.66 per share of Common Stock, as adjusted for any stock dividends, combinations or splits with respect to such shares, (provided that if the "public offering price" shall be for a unit which includes shares of Common Stock and warrants to purchase shares of any equity securities of the Corporation then the public offering price per share of Common Stock for purposes of this Section shall be deemed to be equal to the offering price per unit divided by the number of shares of Common Stock included in such unit) and the gross proceeds to the Corporation and/or any selling shareholders of which exceed $4,000,000.

                           "SPECIAL PROVISION PERIOD" means the period
commencing as of July 1, 2005 and ending on July 31, 2006.

                  C. AUTOMATIC CONVERSION. If there is a Qualified Initial Public Offering during the Special Provision Period, then, notwithstanding the provisions of Section 5.B. hereof, or any other provision of this Certificate of Determination, each share of Series A Preferred Stock shall automatically be converted into one (1) fully paid and nonassessable share of Common Stock immediately upon the closing of the sale of the Corporation's Common Stock in such Qualified Initial Public Offering as may be adjusted by the application of the provisions of Section 5.C. which provisions shall continue to apply to such conversion.